UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2013

VESTIN REALTY MORTGAGE II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125121	61-1502451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD #200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous independent registered public accounting firm:

On April 8, 2013, the Audit Committee of the Board of Directors of Vestin Realty Mortgage II, Inc., (“the Company”) dismissed JLK Rosenberger, LLP, (“JLK”) as the Company’s independent registered public accounting firm.

The audit report of JLK on the consolidated financial statements of the Company as of and for the year ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the period from January 1, 2013 through April 8, 2013, there were no disagreements with JLK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company has provided JLK a copy of the disclosures in this Form 8-K and has requested that JLK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not JLK agrees with the Company’s statements in this Item 4.01(a).  A copy of the letter dated April 9 2013, furnished by JLK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of new independent registered public accounting firm:

On April 8, 2013, the Audit Committee of the Company’s Board of Directors engaged De Joya Griffith, LLC (“De Joya”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and the period from January 1, 2013 through April 8, 2013, the Company did not consult with De Joya on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and De Joya did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from JLK Rosenberger, LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

	By	Vestin Mortgage, LLC., its sole manager

Date: April 10, 2013	By	/s/ Tracee Gress
Tracee Gress
Chief Financial Officer